SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by

Rule 14c-5(d)(2))

[X] Definitive Information Statement

ONE2ONE LIVING CORPORATION

(Name of Registrant as Specified In Its Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ONE2ONE LIVING CORPORATION

360 Village, No. 12 Khok Krud Sub-district

Mueang Nakhon Ratchasima District

Nakhon Ratchasim Province 30280

Thailand

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about March 25, 2014, to the holders of record as of the close of business on March 25, 2014, of the common stock of One2One Living Corporation, a Nevada corporation (“One2One Living”).

One stockholder of One2One Living holding an aggregate of 159,124,900 shares of common stock, 100 shares of Series A Preferred Stock, and 30,406,200 shares of Series B Preferred Stock issued and outstanding as of March 24, 2014, has approved and consented in writing in lieu of an annual meeting of the stockholders to the election of a new board of directors, consisting of one person: Sayomphu Srithonnang.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and One2One Living’s Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of One2One Living for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY CONSENTING STOCKHOLDER

GENERAL

One2One Living will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. One2One Living will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of One2One Living’s common stock.

One2One Living will only deliver one Information Statement to multiple security holders sharing an address unless One2One Living has received contrary instructions from one or more of the security holders. Upon written or oral request, One2One Living will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: One2One Living Corporation, 360 Village, No. 12 Khok Krud Sub-district, Mueang Nakhon Ratchasima District, Nakhon Ratchasim Province 30280, Thailand, Attn: Sayomphu Srithonnang, President. Mr. Srithonnang may also be reached by telephone at +669 04964426.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to One2One Living’s Bylaws and the NRS, a vote by the holders of at least a majority of One2One Living’s outstanding capital stock is required to effect the action described herein. One2One Living’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, One2One Living had 397,337,500 shares of common stock, 100 shares of Series A Preferred Stock (on March 24, 2014, convertible into 100 shares of common stock and equal to 100 votes of common stock) and 34,000,000 shares of Series B Preferred Stock (convertible into 170,000,000 share of common stock and equal to 170,000,000 votes of common stock). Including the voting power of all shares of Series A Preferred Stock and Series B Preferred Stock, the voting power representing not less than 198,668,751 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 159,124,900 shares of common stock, 30,406,200 shares of Series B Preferred Stock (convertible into 152,031,000 shares of common stock and equal to the voting power of 152,031,000 shares of common stock), and

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100 shares of Series A Preferred Stock (convertible into 100 shares of common stock and equal to the voting power of 100 shares of common stock), which in the aggregate represents 311,156,000 shares of common stock (assuming the conversion of all Series A Preferred Stock and Series B Preferred Stock), or 78.3% of the voting power of One2One Living’s issued and outstanding voting common stock, Series A Preferred Stock and Series B Preferred Stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted in favor of the actions described herein in a written consent, dated March 24, 2014. No consideration was paid for the consent. The consenting stockholder’s name, affiliation with One2One Living, and their beneficial holding are as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock (1)
Common Stock	Sayomphu Srithonnang (2)	311,156,100	(3)	78.3%

(1) As of March 24, 2014, we had 397,337,500 shares of common stock outstanding.   100 of such shares are reserved for issuance for the conversion of 100 shares of Series A Preferred Stock into 100 shares of common stock, and 170,000,000 shares are reserved for the conversion of 34,000,000 shares Series B Preferred Stock into 170,000,000 shares of common stock.

 (2) President, Secretary, Treasurer, and Director.

(3)   Of the 311,156,000 shares of common stock referenced, 152,031,000 shares are reserved for issuance upon the conversion at any time upon the discretion of Mr. Srithonnang from 30,406,200 shares of Series B Preferred Stock currently held by him, and 100 shares are reserved for issuance upon the conversion at any time upon the discretion of Mr. Srithonnang from 100 shares of Series A Preferred Stock currently held by him.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 24, 2014, certain information regarding the ownership of One2One Living’s capital stock by each director and executive officer of One2One Living, each person who is known to One2One Living to be a beneficial owner of more than 5% of any class of One2One Living’s voting stock, and by all officers and directors of One2One Living as a group. Unless otherwise indicated below, to One2One Living’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of March 24, 2014 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 397,337,500 shares of common stock issued and outstanding on a fully diluted basis, as of March 24, 2014.

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NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)
Sayomphu Srithonnang (3) President, Secretary, Treasurer, Director and greater than 10% holder of common stock	311,156,100 ( common stock )	78.3%
All officers and directors as a group (1 person) (4)	48,000,000 (common stock)	78.3%

(1) Unless otherwise noted, the address of each person listed is c/o One2One Living Corporation, 360 Village, No. 12 Khok Krud Sub-district, Mueang Nakhon Ratchasima District, Nakhon Ratchasim Province 30280, Thailand.

(2) This table is based on 397,337,500 shares of common stock issued and outstanding on March 24, 2014.

(3) Appointed Director, President, Secretary, Treasurer and Director on March 24, 2014.

(4) Sayomphu Srithonnang is the sole officer and director of One2One Living as of March 24, 2014. Mr. Srithonnang has never held any shares of common stock or any other securities of One2One Living.

EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended December 31, 2013 and 2012:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Mary Spio (1)	2013 2012	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

Brian Cohen; President, Secretary, Treasurer and Director (2)	2013 2012	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

(1)  Appointed President, Secretary, Treasurer and Chairman of the Board of Directors on December 31, 2012. Term as a Chairman of the Board of Directors and otherwise as a director ended March 24, 2014 by virtue of not being re-elected to the board of directors. Term as President, Secretary, Treasurer ended March 24, 2014 by virtue of being removed from such offices on March 24, 2014, when Sayomphu Srithonnang voted himself into such positions as the sole director of the Company.

(2) Appointed President, Secretary, Treasurer and Director on November 3, 2011, and resigned from all such positions on December 31, 2012.

There has been no cash payment paid to the executive officers for services rendered in all capacities to us for the period ended December 31, 2014 and through March 24, 2014. There has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended December 31, 2013.

Employment Agreements

One2One Living has no employment agreements or other agreements with any officer.

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Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2013 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of the fiscal year ended December 31, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mary Spio (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Paul Nicolini (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Brian Cohen (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1) Appointed President, Secretary, Treasurer and Chairman of the Board of Directors on December 31, 2012. Term as a Chairman of the Board of Directors and otherwise as a director ended March 24, 2014 by virtue of not being re-elected to the board of directors. Term as President, Secretary, Treasurer ended March 24, 2014 by virtue of being removed from such offices on March 24, 2014, when Sayomphu Srithonnang voted himself into such positions as the sole director of the Company.

(2) Appointed Director on December 31, 2012. Term as a director ended March 24, 2014 by virtue of not being re-elected to the board of directors on March 24, 2014.

(3) Appointed President, Secretary, Treasurer and Director on November 3, 2011, and resigned from all such positions on December 31, 2012.

None of our directors have received monetary compensation since our inception through March 24, 2014. We currently do not pay any compensation to our directors serving on our board of directors.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of the fiscal year ended December 31, 2013:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mary Spio (1)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-
Paul Nicolini (2)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-
Brian Cohen (3)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

(1) Appointed President, Secretary, Treasurer and Chairman of the Board of Directors on December 31, 2012. Term as a Chairman of the Board of Directors and otherwise as a director ended March 24, 2014 by virtue of not being re-elected to the board of directors. Term as President, Secretary, Treasurer ended March 24, 2014 by virtue of being removed from such offices on March 24, 2014, when Sayomphu Srithonnang voted himself into such positions as the sole director of the Company.

(2) Appointed Director on December 31, 2012. Term as a director ended March 24, 2014 by virtue of not being re-elected to the board of directors on March 24, 2014.

(3) Appointed President, Secretary, Treasurer and Director on November 3, 2011, and resigned from all such positions on December 31, 2012.

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We have not granted any stock options to the executive officers since our inception. Upon the further development of our business, we will likely grant options to directors and officers consistent with industry standards for junior mineral exploration companies.

Securities Authorized for Issuance under Equity Compensation Plans

One2One Living has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of One2One Living which may result in a change in control of One2One Living.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the written consent of the consenting stockholders:

ACTION 1

ELECTION OF DIRECTORS

Our Bylaws provide that our board of directors shall consist of a number of directors determined by our stockholders and that each director shall hold office until the next annual meeting of stockholders and until his or her successor shall have been elected and qualified, or until his or her earlier resignation, removal from office, or death.

Currently, our board of directors has one member. Under Nevada law, our Articles of Incorporation, as amended, and our Bylaws, a written consent of the majority of the voting power of our stockholders is sufficient to elect all nominees to our board of directors without the vote or consent of any other stockholders of One2One Living. On March 24, 2014, the consenting stockholder consented in lieu of an annual meeting of stockholders to elect Sayomphu Srithonnang as the sole director of One2One Living until the next annual meeting of stockholders and until his respective successors are duly elected, or until their respective death or resignation or removal.

Nevada statutes provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Nevada corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum voting power necessary to authorize such action. Our Bylaws require a majority of the voting power of a stockholder to execute a written consent in lieu of an annual meeting of stockholders. Because Sayomphu Srithonnang, the holder of 78.3% of One2One Living’s outstanding Common Stock, has executed a written consent in lieu of an annual meeting of stockholders, no vote or consent of any other shareholder is being, or will be, solicited in connection with the authorization of the matters set forth in the written consent. Under Nevada law and our Articles of

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Incorporation, as amended, and our Bylaws, the voting power represented by the holder signing the written consent is sufficient in number to elect directors set forth in the written consent, without the vote or consent of any other stockholder of One2One Living.

INFORMATION REGARDING DIRECTOR

Mr. Sayomphu Srithonnang, age 24, has served as our President, Secretary and Treasurer and sole Director since March 24, 2014. Since January 2009, Mr. Srithonnang, has worked as an arborist for The Tree Shop, located in Nakhon Ratchasima, Thailand. In 2011, Mr. Srithonnang was promoted to a management position where is he responsible for the day-to-day operations of the The Tree Shop, specifically overseeing the delivery and health of tree inventory, shipping and planting. Mr. Srithonnang’s enthusiasm for technology and background as a manager in a business led to our conclusion that he should be serving as a member of our board of directors in light of our business and structure.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

No director, person nominated to become a director, executive officer, promoter or control person of our company has, during the last ten years: (i) been convicted in or is currently subject to a pending a criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

DIRECTOR INDEPENDENCE

Our board of directors is currently composed of one member, and he is not qualified as an independent director in accordance with the published listing requirements of the NASDAQ Global Market (One2One Living has no plans to list on the NASDAQ Global Market).  The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to our directors that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by our directors and us with regard to our directors’ business and personal activities and relationships as they may relate to us and our management.

CONFLICTS OF INTEREST

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our board of directors. The board of directors has not established an audit committee and does not have an audit committee financial expert, nor has the Board established a nominating committee. The board of directors is of the opinion that such committees are not necessary since One2One Living is an early development stage company and has only one director, and to date, such director has been performing the functions of such committees. Thus, there is a potential conflict of interest in that our director and officer has the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions.

Other than as described above, we are not aware of any other conflicts of interest of our executive officer and director.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

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Our business is managed under the direction of the board of directors. The board of directors meets as needed to review significant developments affecting us and to act on matters requiring approval of the board of directors. During the fiscal year ended December 31, 2013, the board of directors did not hold any meetings, but took action by unanimous written consent.

The board of directors does not have a standing audit, compensation, nominating or governance committee.

Audit Committee

One2One Living does not maintain a standing Audit Committee. An audit committee typically reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including the recommendations and performance of independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, and internal accounting and financial control policies and procedures. All members of the board of directors act in the capacity of and perform the duties of an audit committee. Certain stock exchanges currently require companies to adopt a formal written charter that establishes an audit committee that specifies the scope of an audit committee’s responsibilities and the means by which it carries out those responsibilities. In order to be listed on any of these exchanges, One2One Living would be required to establish an audit committee. One2One Living is not listed on any stock exchange; One2One Living’s shares are quoted on the OTCBB and the OTCQB tier of the OTC Markets.

Compensation Committee

One2One Living does not maintain a standing Compensation Committee. Due to One2One Living’s capital restraints, our early operational state and the size of our current board of directors making constituting and administering such a committee excessively burdensome and costly, the board of directors has not established a separate compensation committee. All members of the board of directors must participate in a compensation award process. During the fiscal year ended December 31, 2013, no executive officer received any compensation from One2One Living.

Nominating Committee

One2One Living does not maintain a standing Nominating Committee and does not have a Nominating Committee charter. Due to One2One Living’s capital restraints, our early operational state and the size of our current Board of directors making constituting and administering such a committee excessively burdensome and costly, the board of directors has not established a separate nominating committee. As such, members of the board of directors generally participate in the director nomination process. Under the rules promulgated by the SEC, the board of directors is, therefore, treated as a “nominating committee”.

The board of directors will consider qualified nominees recommended by stockholders. Stockholders desiring to make such recommendations should submit such recommendations to One2One Living’s principal executive offices, at: One2One Living Corporation, 360 Village, No. 12 Khok Krud Sub-district, Mueang Nakhon Ratchasima District, Nakhon Ratchasim Province 30280, Thailand, Attn: Sayomphu Srithonnang, President. Mr. Srithonnang may also be reached by telephone at +669 04964426. The board of directors will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.

With respect to the nominations process, the board of directors does not operate under a written charter, but under resolutions adopted by the board of directors. The board of directors is responsible for reviewing and interviewing qualified candidates to serve on the board of directors, for making recommendations for nominations to fill vacancies on the board of directors, and for selecting the nominees for selection by One2One Living’s stockholders at each annual meeting. The board of directors has not established specific minimum age, education, experience or skill requirements for potential directors. The board of directors takes into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals as director nominees. Those factors may include, without limitation, the following:

•	an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which One2One Living operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the board of directors and the interaction of its members, in each case with respect to the needs of One2One Living and its stockholders; and

•	regarding any individual who has served as a director of One2One Living, his or her past preparation for, attendance at, and participation in meetings and other activities of the board of directors or its committees and his or her overall contributions to the board of directors and One2One Living.

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The board of directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from One2One Living’s current directors and management as well as input from third parties, including executive search firms retained by the board of directors. The board of directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The board of directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the board of directors. We strongly encourage and, from time to time actively survey, our stockholders to recommend potential director candidates.

Indebtedness of Directors and Executive Officers

None of our directors or officers or their respective associates or affiliates is indebted to us.

Family Relationships

There are no family relationships among our directors or executive officers.

Shareholder Communications with One2One Living’s Board of Directors

Any shareholder wishing to send written communications to One2One Living’s board of directors may do so by sending them to One2One Living’s principal executive offices, at: One2One Living Corporation, 360 Village, No. 12 Khok Krud Sub-district, Mueang Nakhon Ratchasima District, Nakhon Ratchasim Province 30280, Thailand, Attn: Sayomphu Srithonnang, President. Mr. Srithonnang may also be reached by telephone at +669 04964426.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of filings made with the Securities and Exchange Commission, no Section 16(a) reports were filed by One2One Living’s officers, directors and 10% stockholders during the fiscal year ended December 31, 2013.

Code of Ethics

Due to the current formative stage of One2One Living’s development, it has not yet developed, and has no plan to adopt, a written code of ethics for its directors or executive officers.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

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STATEMENT OF ADDITIONAL INFORMATION

One2One Living’s Annual Report on Form 10-K for the year ended December 31, 2013 and filed with the SEC May 15, 2013; Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2013 and filed with the SEC August 1, 2013; Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and filed with the SEC May 20, 2013; Current Report on Form 8-K filed with the SEC on June 18, 2013; Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and filed with the SEC August 19, 2013; Current Report on Form 8-K filed with the SEC on October 4, 2013; Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and filed with the SEC November 19, 2013; Current Report on Form 8-K filed with the SEC on January 10, 2014; and Current Report on Form 8-K filed with the SEC on January 17, 2014 have been incorporated herein by this reference.

One2One Living will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by One2One Living pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding One2One Living should be addressed to Sayomphu Srithonnang, President, at One2One Living’s principal executive offices, at: One2One Living Corporation, 360 Village, No. 12 Khok Krud Sub-district, Mueang Nakhon Ratchasima District, Nakhon Ratchasim Province 30280, Thailand. Mr. Srithonnang may also be reached by telephone at +669 04964426.